Exhibit 99.2


Merrill Lynch & Co., Inc.                                Attachment I


Preliminary
 Unaudited
 Earnings Summary
                     For the Three Months Ended   Percent Inc / (Dec)
                   ------------------------------ -------------------
(in millions,
 except per share  December   September December
 amounts)              29,       29,       30,    4Q06 vs.  4Q06 vs.
                     2006       2006      2005      3Q06      4Q05
                   ---------- --------- --------- --------- ---------

Net Revenues
  Asset management
   and portfolio
   service fees    $   1,305  $  1,782  $  1,638       (27)%     (20)%
  Commissions          1,512     1,338     1,407        13         7
  Investment
   banking             1,514       922     1,026        64        48
  Principal
   transactions        2,193     1,673       710        31       209
  Revenues from
   consolidated
   investments            70       210        85       (67)      (18)
  Other                  821       773       612         6        34
                   ---------- --------- ---------
    Subtotal           7,415     6,698     5,478        11        35

  Interest and
   dividend
   revenues           11,544    10,690     8,027         8        44
  Less interest
   expense            10,350     9,452     6,720        10        54
                   ---------- --------- ---------
    Net interest
     profit            1,194     1,238     1,307        (4)       (9)
                   ---------- --------- ---------

  Gain on merger           -     1,969         -       N/M       N/M

  Total Net
   Revenues            8,609     9,905     6,785       (13)       27
                   ---------- --------- ---------

Non-Interest
 Expenses
  Compensation and
   benefits            3,324     3,949     2,927       (16)       14
  Communications
   and technology        477       485       412        (2)       16
  Brokerage,
   clearing, and
   exchange fees         294       278       223         6        32
  Occupancy and
   related
   depreciation          249       259       243        (4)        2
  Professional
   fees                  264       224       193        18        37
  Advertising and
   market
   development           193       164       175        18        10
  Expenses of
   consolidated
   investments            46       142        47       (68)       (2)
  Office supplies
   and postage            59        53        59        11         0
  Other                  347       223       475        56       (27)
                   ---------- --------- ---------

  Total Non-
   Interest
   Expenses            5,253     5,777     4,754        (9)       10
                   ---------- --------- ---------

Earnings Before
 Income Taxes          3,356     4,128     2,031       (19)       65

Income tax expense     1,010     1,083       638        (7)       58
                   ---------- --------- ---------

Net Earnings       $   2,346  $  3,045  $  1,393       (23)       68
                   ========== ========= =========

Preferred Stock
 Dividends         $      50  $     50  $     28         0        79
                   ========== ========= =========

Net Earnings
 Applicable to
 Common
 Stockholders      $   2,296  $  2,995  $  1,365       (23)       68
                   ========== ========= =========

Earnings Per
 Common Share
  Basic            $    2.71  $   3.50  $   1.56       (23)       74
  Diluted          $    2.41  $   3.17  $   1.41       (24)       71

Average Shares Used in
 Computing Earnings Per
 Common Share
  Basic                847.4     855.8     876.2        (1)       (3)
  Diluted              952.2     945.3     970.7         1        (2)

Annualized Return
 on Average Common
 Equity                 25.6%     35.4%     16.9%

---------------------------------------------------------------------
N/M = Not Meaningful
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                               Attachment II

Preliminary Unaudited Earnings
 Summary
                                      For the Year Ended
                                     ---------------------
(in millions, except per share
 amounts)                                                   Percent
                                     December   December     Inc /
                                      29, 2006   30, 2005     (Dec)
                                     ---------- ---------- ----------

Net Revenues
  Asset management and portfolio
   service fees                      $   6,539  $   6,031          8 %
  Commissions                            5,952      5,219         14
  Investment banking                     4,680      3,797         23
  Principal transactions                 7,034      3,545         98
  Revenues from consolidated
   investments                             570        438         30
  Other                                  3,259      2,195         48
                                     ---------- ----------
    Subtotal                            28,034     21,225         32

  Interest and dividend revenues        40,588     26,571         53
  Less interest expense                 35,932     21,774         65
                                     ---------- ----------
    Net interest profit                  4,656      4,797         (3)
                                     ---------- ----------

  Gain on merger                         1,969          -        N/M

  Total Net Revenues                    34,659     26,022         33
                                     ---------- ----------

Non-Interest Expenses
  Compensation and benefits             17,003     12,441         37
  Communications and technology          1,844      1,608         15
  Brokerage, clearing, and exchange
   fees                                  1,097        856         28
  Occupancy and related depreciation       998        938          6
  Professional fees                        884        727         22
  Advertising and market development       692        599         16
  Expenses of consolidated
   investments                             380        258         47
  Office supplies and postage              226        210          8
  Other                                  1,109      1,154         (4)
                                     ---------- ----------

  Total Non-Interest Expenses           24,233     18,791         29
                                     ---------- ----------

Earnings Before Income Taxes            10,426      7,231         44

Income tax expense                       2,927      2,115         38
                                     ---------- ----------

Net Earnings                         $   7,499  $   5,116         47
                                     ========== ==========

Preferred Stock Dividends            $     188  $      70        169
                                     ========== ==========

Net Earnings Applicable to Common
 Stockholders                        $   7,311  $   5,046         45
                                     ========== ==========

Earnings Per Common Share
  Basic                              $    8.42  $    5.66         49
  Diluted                            $    7.59  $    5.16         47

Average Shares Used in Computing
 Earnings Per Common Share
  Basic                                  868.1      890.7         (3)
  Diluted                                963.0      977.7         (2)

Return on Average Common Equity           21.3%      16.0%

---------------------------------------------------------------------
N/M = Not Meaningful
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                               Attachment III


Reconciliation of Non-GAAP Measures

During the third quarter of 2006, Merrill Lynch completed the merger of its Merrill Lynch Investment Managers business with BlackRock, Inc.
Merrill Lynch recognized a gain associated with this merger along with other non-recurring expenses, collectively "Impact of BlackRock Merger".

Management believes that while the results excluding the impact of the BlackRock merger are considered non-GAAP measures, they depict the operating performance of the company more clearly and enable more appropriate period-to-period comparisons.

----------------------------------------------------------------------

Preliminary Unaudited Earnings         For the Three Months Ended
 Summary                                   September 29, 2006
--------------------------------  ------------------------------------
(in millions, except per share     Excluding
 amounts)                          Impact of   Impact of
                                   BlackRock    BlackRock
                                     Merger       Merger   GAAP Basis
                                  ------------ ----------- -----------

Net Revenues (a)                  $     7,936  $    1,969  $    9,905
                                  ------------ ----------- -----------

Non-Interest Expenses
  Compensation and benefits (b)         3,805         144       3,949
  Non-compensation expenses (c)         1,770          58       1,828
                                  ------------ ----------- -----------
  Total Non-Interest Expenses           5,575         202       5,777
                                  ------------ ----------- -----------

Earnings Before Income Taxes (d)        2,361       1,767       4,128

Income Tax Expense (e)                    421         662       1,083
                                  ------------ ----------- -----------

Net Earnings                      $     1,940  $    1,105  $    3,045
                                  ============ =========== ===========

Preferred Stock Dividends         $        50  $        -  $       50
                                  ============ =========== ===========

Net Earnings Applicable to
 Common Stockholders              $     1,890  $    1,105  $    2,995
                                  ============ =========== ===========

Earnings Per Common Share
  Basic                           $      2.21  $   1.29(1) $     3.50
  Diluted                         $      2.00  $   1.17(1) $     3.17

Average Shares Used in Computing
 Earnings Per Common Share
  Basic                                 855.8           -       855.8
  Diluted                               945.3           -       945.3

----------------------------------------------------------------------

Financial Ratios                   For the Three Months
--------------------------------    Ended September 29,
                                            2006
                                  ------------------------
                                   Excluding
                                   Impact of
                                   BlackRock
                                     Merger    GAAP Basis
                                  ------------------------

Ratio of compensation and
 benefits to net revenues
 (b)/(a)                                 47.9%       39.9%

Ratio of non-compensation
 expenses to net revenues
 (c)/(a)                                 22.3%       18.5%

Effective Tax Rate (e)/(d)               17.8%       26.2%

Pre-tax Profit Margin (d)/(a)            29.8%       41.7%

----------------------------------------------------------

Average Common Equity             $    33,862  $   33,862

Impact of the BlackRock merger           (276)          -
                                  ------------------------

Average Common Equity                  33,586      33,862

Annualized Return on Average
 Common Equity                           22.5%       35.4%

(1) EPS calculated using weighted average shares for the quarter.

Merrill Lynch & Co., Inc.                                Attachment IV


Reconciliation of Non-GAAP Measures

Merrill Lynch adopted Statement of Financial Accounting Standards No.
 123 (as revised in 2004) for stock-based employee compensation during the first quarter of 2006. Additionally, as a result of a comprehensive review of the retirement provisions in its stock-based compensation plans, Merrill Lynch also modified the retirement eligibility requirements of existing stock awards in order to facilitate transition to more stringent retirement eligibility requirements for future stock awards. These modifications and the adoption of the new accounting standard required Merrill Lynch to accelerate the recognition of compensation expenses for affected stock awards, resulting in the "one-time compensation expenses." These changes represent timing differences and are not economic in substance.

During the third quarter of 2006, Merrill Lynch completed the merger of its Merrill Lynch Investment Managers business with BlackRock, Inc.
Merrill Lynch recognized a gain associated with this merger along with other non-recurring expenses, collectively "Impact of BlackRock Merger".

Management believes that while the results excluding these one-time compensation expenses and the impact of the BlackRock merger are considered non-GAAP measures, they depict the operating performance of the company more clearly and enable more appropriate period-to-period comparisons.

----------------------------------------------------------------------

Preliminary
 Unaudited
 Earnings Summary       For the Year Ended December 29, 2006 (1)
------------------ ---------------------------------------------------

                    Excluding
                     One-time
                    Compensation
                    Expenses &   Impact of One-
(in millions,        Impact of        time       Impact of
 except per share    BlackRock    Compensation   BlackRock     GAAP
 amounts)              Merger       Expenses       Merger      Basis
                   ------------- -------------- ------------ ---------
Net Revenues (a)   $     32,690  $           -  $     1,969  $ 34,659
                   ------------- -------------- ------------ ---------

Non-Interest
 Expenses
  Compensation and
   benefits (b)          15,100          1,759          144    17,003
  Non-compensation
   expenses (c)           7,172              -           58     7,230
                   ------------- -------------- ------------ ---------
  Total Non-
   Interest
   Expenses              22,272          1,759          202    24,233
                   ------------- -------------- ------------ ---------

Earnings Before
 Income Taxes (d)        10,418         (1,759)       1,767    10,426

Income Tax Expense
 (e)                      2,847           (582)         662     2,927
                   ------------- -------------- ------------ ---------

Net Earnings       $      7,571  $      (1,177) $     1,105  $  7,499
                   ============= ============== ============ =========

Preferred Stock
 Dividends         $        188  $           -  $         -  $    188
                   ============= ============== ============ =========

Net Earnings
 Applicable to
 Common
 Stockholders      $      7,383  $      (1,177) $     1,105  $  7,311
                   ============= ============== ============ =========

Earnings Per
 Common Share
  Basic            $       8.52  $    (1.37)(2) $    1.27(2) $   8.42
  Diluted          $       7.68  $    (1.23)(2) $    1.14(2) $   7.59

Average Shares Used in Computing
 Earnings Per Common Share
  Basic                   866.7            1.4            -     868.1
  Diluted                 961.5            1.5            -     963.0

----------------------------------------------------------------------

Financial Ratios      For the Year Ended (1)
------------------
                        December 29, 2006
                   ----------------------------
                    Excluding
                     One-time
                    Compensation
                    Expenses &     GAAP Basis
                     Impact of
                     BlackRock
                       Merger
                   ----------------------------

Ratio of
 compensation and
 benefits to net
 revenues (b)/(a)          46.2%          49.1%

Ratio of non-
 compensation
 expenses to net
 revenues (c)/(a)          21.9%          20.9%

Effective Tax Rate
 (e)/(d)                   27.3%          28.1%

Pre-tax Profit
 Margin (d)/(a)            31.9%          30.1%

-----------------------------------------------

Average Common
 Equity            $     34,354  $      34,354

Impact of one-time
 compensation
 expenses and the
 BlackRock merger          (130)             -
                   ----------------------------

Average Common
 Equity                  34,224         34,354

Return on Average
 Common Equity             21.6%          21.3%


(1) For purposes of comparison with previously published results, data excluding the impact of the one-time compensation expenses and the BlackRock merger assumes the impact is limited to the first and third quarter of 2006, respectively.
(2) EPS calculated using weighted average shares for the year.

Merrill Lynch & Co., Inc.                                Attachment V
Preliminary Segment Data
 (unaudited)
                                                            Percent
                                                             Inc /
                              For the Three Months Ended      (Dec)
                            ------------------------------ ----------
                                                           4Q06 4Q06
                             Dec. 29,  Sept. 29,  Dec. 30,  vs.  vs.
 (dollars in millions)         2006       2006      2005   3Q06 4Q05
                            ---------- ---------- -------- ---- ----

 Global Markets & Investment
  Banking
 Global Markets
       FICC                 $   2,303  $   2,081  $ 1,352   11 % 70 %
       Equity Markets           1,761      1,519    1,182   16   49
                            ---------- ---------- --------
      Total Global Markets
       net revenues             4,064      3,600    2,534   13   60
 Investment Banking (1)
     Origination:
       Debt                       540        366      302   48   79
       Equity                     475        193      268  146   77
     Strategic Advisory
      Services                    286        260      350   10  (18)
                            ---------- ---------- --------
      Total Investment
       Banking net revenues     1,301        819      920   59   41
                            ---------- ---------- --------
      Total net revenues (a)    5,365      4,419    3,454   21   55
                            ---------- ---------- --------

      Pre-tax earnings          2,598      1,472    1,498   76   73
      Impact of one-time
       compensation expenses        -          -        -  N/M  N/M
                            ---------- ---------- --------
    Pre-tax earnings
     excluding one-time
     compensation
     expenses (b)               2,598      1,472    1,498   76   73

      Pre-tax profit margin      48.4%      33.3%    43.4%
      Pre-tax profit margin
       excluding one-time
       compensation
       expenses (b)/(a)          48.4%      33.3%    43.4%
 ---------------------------------------------------------------------

 Global Wealth Management
 Global Private Client
     Fee-based revenues     $   1,523  $   1,444  $ 1,362    5 % 12 %
     Transactional and
      origination revenues        890        685      838   30    6
     Net interest profit and
      related hedges(2)           569        519      520   10    9
     Other revenues                94         77       84   22   12
                            ---------- ---------- --------
        Total Global Private
         Client net revenues    3,076      2,725    2,804   13   10
                            ---------- ---------- --------
 Global Investment
  Management net revenues         211         87      117  143   80
                            ---------- ---------- --------
       Total net
        revenues (a)            3,287      2,812    2,921   17   13
                            ---------- ---------- --------

      Pre-tax earnings            759        598      639   27   19
      Impact of one-time
       compensation expenses        -          -        -  N/M  N/M
                            ---------- ---------- --------
      Pre-tax earnings
       excluding one-time
       compensation
       expenses (b)               759        598      639   27   19

      Pre-tax profit margin      23.1%      21.3%    21.9%
      Pre-tax profit margin
       excluding one-time
       compensation
       expenses (b)/(a)          23.1%      21.3%    21.9%
 ---------------------------------------------------------------------

 Merrill Lynch Investment
  Managers
      Total net revenues (a)$       -  $     700  $   533  N/M %N/M %
                            ---------- ---------- --------

      Pre-tax earnings              -        284      176  N/M  N/M
      Impact of one-time
       compensation expenses        -          -        -  N/M  N/M
                            ---------- ---------- --------
      Pre-tax earnings
       excluding one-time
       compensation
       expenses (b)                 -        284      176  N/M  N/M

      Pre-tax profit margin                 40.6%    33.0%
      Pre-tax profit margin
       excluding one-time
       compensation
       expenses (b)/(a)                     40.6%    33.0%
 ---------------------------------------------------------------------

 Corporate
      Total net revenues    $     (43) $   1,974  $  (123) N/M %(65)%
      Impact of BlackRock
       merger                       -     (1,969)        -  N/M  N/M
                            ---------- ---------- --------
      Total net revenues
       excluding the
       BlackRock merger           (43)         5     (123) N/M  (65)

      Pre-tax earnings             (1)     1,774     (282) N/M  N/M
      Impact of BlackRock
       merger                       -     (1,767)       -  N/M  N/M
                            ---------- ---------- --------
      Pre-tax earnings
       excluding the
       BlackRock merger            (1)         7     (282) N/M  N/M
 ---------------------------------------------------------------------

 Total
      Total net revenues    $   8,609  $   9,905  $ 6,785  (13)% 27 %
      Impact of BlackRock
       merger                       -     (1,969)        -  N/M  N/M
                            ---------- ---------- --------
      Total net revenues
       excluding the
       BlackRock merger (a)     8,609      7,936    6,785    8   27

      Pre-tax earnings          3,356      4,128    2,031  (19)  65
      Impact of BlackRock
       merger                       -     (1,767)       -  N/M  N/M
      Impact of one-time
       compensation expenses        -          -        -  N/M  N/M
                            ---------- ---------- --------
      Pre-tax earnings
       excluding BlackRock
       merger and one-time
       compensation
       expenses (b)             3,356      2,361    2,031   42   65

      Pre-tax profit margin      39.0%      41.7%    29.9%
      Pre-tax profit margin
       excluding BlackRock
       merger and one-time
       compensation
       expenses (b)/(a)          39.0%      29.8%    29.9%
 ---------------------------------------------------------------------


Merrill Lynch & Co., Inc.
Preliminary Segment Data (unaudited)
                                        For the Year Ended
                                        ------------------
                                        Dec. 29, Dec. 30,   Percent
 (dollars in millions)                    2006     2005   Inc / (Dec)
                                       -------------------------------

 Global Markets & Investment Banking
 Global Markets
       FICC                             $  8,133 $  6,210         31 %
       Equity Markets                      6,730    4,356         54
                                       -------------------
      Total Global Markets net revenues   14,863   10,566         41
 Investment Banking (1)
     Origination:
       Debt                                1,735    1,444         20
       Equity                              1,220      952         28
     Strategic Advisory Services           1,099      882         25
                                       -------------------
      Total Investment Banking net
       revenues                            4,054    3,278         24
                                       -------------------
      Total net revenues (a)              18,917   13,844         37
                                       -------------------

      Pre-tax earnings                     5,751    4,990         15
      Impact of one-time compensation
       expenses                            1,369        -        N/M
                                       -------------------
    Pre-tax earnings excluding one-time
     compensation
     expenses (b)                          7,120    4,990         43

      Pre-tax profit margin                 30.4%    36.0%
      Pre-tax profit margin excluding
       one-time compensation
       expenses (b)/(a)                     37.6%    36.0%
 --------------------------------------------------------------------

 Global Wealth Management
 Global Private Client
     Fee-based revenues                 $  5,813 $  5,062         15 %
     Transactional and origination
      revenues                             3,301    3,207          3
     Net interest profit and related
      hedges(2)                            2,148    1,808         19
     Other revenues                          304      316         (4)
                                       -------------------
        Total Global Private Client net
         revenues                         11,566   10,393         11
                                       -------------------
 Global Investment Management net
  revenues                                   541      409         32
                                       -------------------
       Total net
        revenues (a)                      12,107   10,802         12
                                       -------------------

      Pre-tax earnings                     2,447    2,215         10
      Impact of one-time compensation
       expenses                              281        -        N/M
                                       -------------------
      Pre-tax earnings excluding one-
       time compensation
       expenses (b)                        2,728    2,215         23

      Pre-tax profit margin                 20.2%    20.5%
      Pre-tax profit margin excluding
       one-time compensation
       expenses (b)/(a)                     22.5%    20.5%
 --------------------------------------------------------------------

 Merrill Lynch Investment Managers
      Total net revenues (a)            $  1,900 $  1,807          5 %
                                       -------------------

      Pre-tax earnings                       637      586          9
      Impact of one-time compensation
       expenses                              109        -        N/M
                                       -------------------
      Pre-tax earnings excluding one-
       time compensation
       expenses (b)                          746      586         27

      Pre-tax profit margin                 33.5%    32.4%
      Pre-tax profit margin excluding
       one-time compensation
       expenses (b)/(a)                     39.3%    32.4%
 --------------------------------------------------------------------

 Corporate
      Total net revenues                $  1,735 $   (431)       N/M %
      Impact of BlackRock merger          (1,969)       -        N/M
                                       -------------------
      Total net revenues excluding the
       BlackRock merger                     (234)    (431)       (46)

      Pre-tax earnings                     1,591     (560)       N/M
      Impact of BlackRock merger          (1,767)       -        N/M
                                       -------------------
      Pre-tax earnings excluding the
       BlackRock merger                     (176)    (560)       (69)
 --------------------------------------------------------------------

 Total
      Total net revenues                $ 34,659 $ 26,022         33 %
      Impact of BlackRock merger          (1,969)       -        N/M
                                       -------------------
      Total net revenues excluding the
       BlackRock merger (a)               32,690   26,022         26

      Pre-tax earnings                    10,426    7,231         44
      Impact of BlackRock merger          (1,767)       -        N/M
      Impact of one-time compensation
       expenses                            1,759        -        N/M
                                       -------------------
      Pre-tax earnings excluding
       BlackRock merger and one-time
       compensation
       expenses (b)                       10,418    7,231         44

      Pre-tax profit margin                 30.1%    27.8%
      Pre-tax profit margin excluding
       BlackRock merger and one-time
       compensation
       expenses (b)/(a)                     31.9%    27.8%
 --------------------------------------------------------------------


    N/M = Not Meaningful

    Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

    (1) A portion of Origination revenue is recorded in the Global Wealth Management segment.

    (2) Includes interest component of non-qualifying derivatives which are included in Other Revenues.

Merrill Lynch & Co., Inc.                                Attachment VI


Consolidated Quarterly Earnings (unaudited)              (in millions)

                           4Q05      1Q06     2Q06     3Q06     4Q06
                         --------- -------- -------- -------- --------
 Net Revenues
   Asset management and
    portfolio service
    fees
       Portfolio service
        fees             $    760  $   747  $   797  $   801  $   833
       Asset management
        fees                  556      619      641      657      150
       Account fees           123      111      114      113      115
       Other fees             199      202      221      211      207
                         --------- -------- -------- -------- --------
       Total                1,638    1,679    1,773    1,782    1,305
   Commissions
       Listed and over-
        the-counter
        securities            844      948      982      824      912
       Mutual funds           401      490      470      426      485
       Other                  162      122       90       88      115
                         --------- -------- -------- -------- --------
       Total                1,407    1,560    1,542    1,338    1,512
   Investment banking
       Underwriting           677      778      924      660    1,227
       Strategic advisory     349      245      297      262      287
                         --------- -------- -------- -------- --------
       Total                1,026    1,023    1,221      922    1,514
   Principal transactions     710    1,988    1,180    1,673    2,193
   Revenues from
    consolidated
    investments                85      104      186      210       70
   Other                      612      553    1,112      773      821
                         --------- -------- -------- -------- --------
      Subtotal              5,478    6,907    7,014    6,698    7,415
   Interest and dividend
    revenues                8,027    8,664    9,690   10,690   11,544
   Less interest expense    6,720    7,599    8,531    9,452   10,350
                         --------- -------- -------- -------- --------
      Net interest profit   1,307    1,065    1,159    1,238    1,194
   Gain on merger               -        -        -    1,969        -

                         --------- -------- -------- -------- --------
   Total Net Revenues       6,785    7,972    8,173    9,905    8,609
                         --------- -------- -------- -------- --------

 Non-Interest Expenses
   Compensation and
    benefits                2,927    5,750    3,980    3,949    3,324
   Communications and
    technology                412      453      429      485      477
   Brokerage, clearing,
    and exchange fees         223      259      266      278      294
   Occupancy and related
    depreciation              243      241      249      259      249
   Professional fees          193      200      196      224      264
   Advertising and market
    development               175      144      191      164      193
   Office supplies and
    postage                    59       57       57       53       59
   Expenses of
    consolidated
    investments                47       47      145      142       46
   Other                      475      228      311      223      347

                         --------- -------- -------- -------- --------
   Total Non-Interest
    Expenses                4,754    7,379    5,824    5,777    5,253
                         --------- -------- -------- -------- --------

 Earnings Before Income
  Taxes                     2,031      593    2,349    4,128    3,356
 Income tax expense           638      118      716    1,083    1,010
                         --------- -------- -------- -------- --------

 Net Earnings            $  1,393  $   475  $ 1,633  $ 3,045  $ 2,346

------------------------------------------------------------- --------
Per Common Share Data
                           4Q05      1Q06     2Q06     3Q06     4Q06
                         --------- -------- -------- -------- --------

   Earnings - Basic      $   1.56  $  0.49  $  1.79  $  3.50  $  2.71
   Earnings - Diluted        1.41     0.44     1.63     3.17     2.41
   Dividends paid            0.20     0.25     0.25     0.25     0.25
   Book value               35.82    37.19    37.18    40.22    41.37
                                                                  est.

----------------------------------------------------------------------

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                               Attachment VII


Percentage of Quarterly Net Revenues (unaudited)

                                4Q05    1Q06    2Q06    3Q06    4Q06
                               ------- ------- ------- ------- -------
 Net Revenues
   Asset management and
    portfolio service fees
       Portfolio service fees    11.2%    9.4%    9.8%    8.1%    9.7%
       Asset management fees      8.2%    7.8%    7.8%    6.6%    1.7%
       Account fees               1.8%    1.4%    1.4%    1.1%    1.3%
       Other fees                 2.9%    2.5%    2.7%    2.2%    2.5%
                               ------- ------- ------- ------- -------
       Total                     24.1%   21.1%   21.7%   18.0%   15.2%
   Commissions
       Listed and over-the-
        counter securities       12.4%   11.9%   12.0%    8.3%   10.6%
       Mutual funds               5.9%    6.1%    5.8%    4.3%    5.6%
       Other                      2.4%    1.6%    1.1%    0.9%    1.4%
                               ------- ------- ------- ------- -------
       Total                     20.7%   19.6%   18.9%   13.5%   17.6%
   Investment banking
       Underwriting              10.0%    9.8%   11.3%    6.7%   14.3%
       Strategic advisory         5.1%    3.1%    3.6%    2.6%    3.3%
                               ------- ------- ------- ------- -------
       Total                     15.1%   12.9%   14.9%    9.3%   17.6%
   Principal transactions        10.5%   24.9%   14.4%   16.9%   25.5%
   Revenues from consolidated
    investments                   1.3%    1.3%    2.3%    2.1%    0.8%
   Other                          9.0%    6.8%   13.6%    7.8%    9.4%
                               ------- ------- ------- ------- -------
      Subtotal                   80.7%   86.6%   85.8%   67.6%   86.1%
   Interest and dividend
    revenues                    118.3%  108.7%  118.6%  107.9%  134.1%
   Less interest expense         99.0%   95.3%  104.4%   95.4%  120.2%
                               ------- ------- ------- ------- -------
      Net interest profit        19.3%   13.4%   14.2%   12.5%   13.9%
   Gain on merger                 0.0%    0.0%    0.0%   19.9%    0.0%

                               ------- ------- ------- ------- -------
   Total Net Revenues           100.0%  100.0%  100.0%  100.0%  100.0%
                               ------- ------- ------- ------- -------

 Non-Interest Expenses
   Compensation and benefits     43.1%   72.1%   48.7%   39.9%   38.6%
   Communications and
    technology                    6.1%    5.7%    5.2%    4.9%    5.5%
   Brokerage, clearing, and
    exchange fees                 3.3%    3.2%    3.3%    2.8%    3.4%
   Occupancy and related
    depreciation                  3.6%    3.0%    3.0%    2.6%    2.9%
   Professional fees              2.8%    2.5%    2.4%    2.3%    3.1%
   Advertising and market
    development                   2.6%    1.8%    2.3%    1.7%    2.2%
   Office supplies and postage    0.9%    0.7%    0.7%    0.5%    0.7%
   Expenses of consolidated
    investments                   0.7%    0.6%    1.8%    1.4%    0.5%
   Other                          7.0%    3.0%    3.9%    2.2%    4.1%
                               ------- ------- ------- ------- -------
   Total Non-Interest Expenses   70.1%   92.6%   71.3%   58.3%   61.0%
                               ------- ------- ------- ------- -------

 Earnings Before Income Taxes    29.9%    7.4%   28.7%   41.7%   39.0%

 Income tax expense               9.4%    1.4%    8.7%   11.0%   11.7%
                               ------- ------- ------- ------- -------

 Net Earnings                    20.5%    6.0%   20.0%   30.7%   27.3%

-------------------------------------------------------------- -------

  Common shares outstanding (in
   millions):
                                4Q05    1Q06    2Q06    3Q06    4Q06
                               ------- ------- ------- ------- -------
      Weighted-average - basic  876.2   883.7   885.4   855.8   847.4
      Weighted-average -
       diluted                  970.7   981.1   973.3   945.3   952.2
      Period-end                919.2   933.4   898.1   883.3   868.0
----------------------------------------------------------------------

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co.,                                   Attachment VIII
 Inc.


Supplemental Data (unaudited)                    (dollars in billions)

                       4Q05     1Q06     2Q06       3Q06       4Q06
                     -------- -------- --------- ---------- ----------
   Client Assets
   Private Client
      U.S.           $ 1,341  $ 1,381  $  1,370  $   1,412  $   1,483
      Non - U.S.         117      121       124        130        136
                     -------- -------- --------- ---------- ----------
   Total Private
    Client Assets      1,458    1,502     1,494      1,542      1,619

   Assets in
    Annuitized-
    Revenue Products     528      560       559        578        613

   -------------------------------------------------------------------

   Net New Money
       All Private
        Client
        Accounts (1) $    17  $    18  $      7  $      14  $      22

       Annuitized-
        Revenue
        Products (1)
        (2)               10       13        10          7         18

   -------------------------------------------------------------------

   Balance Sheet
    Information: (3)
       Commercial
        Paper and
        Other Short-
        term
        Borrowings   $   3.9  $   9.4  $   13.4  $     8.5  $    18.0
       Deposits         80.0     81.1      79.4       77.9       84.1
       Long-term
        Borrowings     132.4    134.7     140.0      160.4      181.6
       Long-term debt
        related to
        trust
        preferred
        issuances        3.1      3.1       3.1        3.1        3.8

   Stockholders'
    Equity: (3)
       Preferred
        Stockholders'
        Equity           2.7      3.1       3.1        3.1        3.1
       Common
        Stockholders'
        Equity          32.9     34.7      33.4       35.6       35.9
                     -------- -------- --------- ---------- ----------
   Total
    Stockholders'
    Equity              35.6     37.8      36.5       38.7       39.0

   -------------------------------------------------------------------

   Full-Time
    Employees
    (4)               54,600   55,500    56,000   55,300(5)  56,200(5)

   Private Client
    Financial
    Advisors (6)      15,160   15,350    15,520     15,700     15,880

   -------------------------------------------------------------------

   Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1)GWM net new money excludes flows associated with the Institutional Advisory Division which serves certain small- and middle-market companies, as well as net outflows in the Amvescap retirement business and the Advest acquisition prior to its system conversion in early March 2006.
   Net new money also excludes inflows at BlackRock from distribution channels other than Merrill Lynch.

(2)Includes both net new client assets into annuitized-revenue products, as well as existing client assets transferred into annuitized-revenue products.
   Includes net flows from the majority of annuitized-revenue products but excludes flows in the Amvescap retirement business, as well as certain other annuitized-revenue products.

(3)Balance Sheet Information and Stockholders' Equity are estimated for 4Q06.

(4)Excludes 200 full-time employees on salary continuation severance at the end of 4Q05, 300 at the end of 1Q06 and 2Q06, 200 at the end of 3Q06 and 100 at the end of 4Q06.

(5)Excludes 2,400 MLIM employees that moved over to BlackRock at the end of 3Q06.

(6)Includes 140 Financial Advisors associated with the Mitsubishi UFJ joint venture at the end of 2Q06 and 150 at the end of 3Q06 and 4Q06.


For more information, please contact:
Investor Relations                         Phone: 866-607-1234
Merrill Lynch & Co., Inc.                  Fax: 212-449-7461
                                           investor_relations@ml.com
                                           www.ir.ml.com


    CONTACT: Merrill Lynch & Co., Inc.
             Media Relations:
             Jessica Oppenheim, 212-449-2107
             jessica_oppenheim@ml.com
             or
             Investor Relations:
             Jonathan Blum, 866-607-1234
             investor_relations@ml.com